LETTER OF TRANSMITTAL


                To Accompany Certificate(s) Formerly Representing
                     Shares of Common Stock, $.001 Par Value
                                       of
                        INTERDIGITAL PATENTS CORPORATION
                   surrendered for payment as described within
                           pursuant to the merger with
                           IP ACQUISITION CORPORATION
                          a wholly owned subsidiary of
                     INTERDIGITAL COMMUNICATIONS CORPORATION


                   To: InterDigital Communications Corporation


  By Mail or Hand Delivery:                                   By Facsimile:
  InterDigital Communications Corp.                          (610) 992-9432
  781 Third Avenue                                           ______________
  King of Prussia, PA  19406-2755                         Confirm by Telephone:
  Attn: Jane Schultz                                         (610)878-7800

                  Delivery of this instrument to an address other than as set forth above does not constitute a valid delivery.

                  The Instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

                  This Letter of Transmittal is to be completed, signed and mailed or delivered by Stockholders (as defined below) together with stock certificates to InterDigital Communications Corporation (the "Paying Agent"). See Instruction 2.

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                   DESCRIPTION OF SHARE CERTIFICATES ENCLOSED
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Name(s) and Address(es) of                       Certificate(s) Enclosed
Registered Holder(s)                      (Attach Additional List If Necessary)
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                                          Certificate             Number of
                                           Number(s)                Shares
                                          -----------             ---------




                                                                  ---------
                                          Total Shares:

Tax Identification or Social Security No.
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/__/   Check here if any of your certificates have been lost, stolen, mutilated or destroyed. See Instruction 8.

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
                 PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

                            STOCKHOLDER(S) AGREEMENT


Gentlemen:

                  The stockholder(s) whose signature(s) appear(s) on this Letter of Transmittal (the "Stockholder") hereby surrenders to you, in connection with the merger (the "Merger") of IP Acquisition Corporation (the "MergerCo"), a Delaware corporation and a wholly owned subsidiary of InterDigital Communications Corporation ("Parent"), a Pennsylvania corporation, with and into InterDigital Patents Corporation (the "Company"), a Delaware corporation, the certificate(s) listed above, which prior to the Merger represented shares of common stock, $.001 par value (the "Shares") of the Company, in exchange for _____ shares of Common Stock of Parent. The terms of the Merger are described in the Agreement and Plan of Merger dated as of August 16, 1996, among Parent, the MergerCo and the Company (the "Merger Agreement"). This Letter of Transmittal is provided for in the Merger Agreement. By delivery of this Letter of Transmittal, the undersigned hereby forever waives all appraisal rights under applicable Delaware law and withdraws all written demands for appraisal, if any, with respect to the Shares listed above.

                  The Stockholder hereby acknowledges receipt of a notice of the Merger from Parent. The Stockholder hereby represents and warrants that the Stockholder has full power and authority to surrender the certificate(s) being transmitted herewith and that such certificate(s) are free and clear of all liens, restrictions, charges and encumbrances and are not subject to any adverse claims. The Stockholder hereby acknowledges that delivery of the enclosed certificate(s) shall be effected and risk of loss and title to such certificate(s) shall pass only upon proper delivery thereof to you.

                  All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the Stockholder, and any obligation of the Stockholder hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the Stockholder.

                  Subject to the Merger Agreement and the proper completion of this Letter of Transmittal, the Paying Agent, unless otherwise indicated herein under "Special Payment Instructions" or "Special Delivery Instructions," is hereby authorized to issue all Certificates of Common Stock of Parent in the name of the registered holder(s) set forth above and to mail such certificates to the address of the registered holder(s) set forth above.

                  Please check the appropriate boxes below and complete the corresponding items. If no boxes are checked, all certificates will be issued in the name of the registered holder(s) set forth above and delivered to the address of the registered holder(s) set forth above.

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SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 4, 5 and 6)

To be completed ONLY if the certificates of Common Stock of Parent to be issued in exchange for the Shares surrendered herewith are to be issued in the name of someone other than the registered holder(s).

/__/   Issue certificate(s) to:

Name ________________________________
             (Please Print)

Address _____________________________

_____________________________________
                         (Zip Code)

_____________________________________
(Taxpayer Identification or Social
Security No.)


SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 4, 5 and 6)

To be completed ONLY if the Certificates of Common Stock of Parent to be issued in exchange for the Shares surrendered herewith are to be issued in the name of the registered holder(s), and mailed to someone other than the registered holder(s), or to an address other than that of the registered holder(s) set forth above.

/__/   Mail certificate(s) to:

Name _______________________________
              (Please Print)


Address ____________________________

____________________________________
                         (Zip Code)

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The undersigned represents that he is the Stockholder as described above and that he has read and agrees to all of the terms and conditions of the Stockholder's agreements set forth above.

                         SIGNATURE(S) OF STOCKHOLDER(S)

               (Please Complete the Substitute W-9 Form attached,
                   and see the Guarantee requirements below.)



SIGN HERE: ___________________________________________________________________

SIGN HERE: ___________________________________________________________________
                            Additional Stockholder(s)

SIGN HERE: ___________________________________________________________________
                            Additional Stockholder(s)

Date: ____________________, 19__

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 4.)


Name(s) ______________________________________________________________________

        ______________________________________________________________________

        ______________________________________________________________________
                             (PLEASE TYPE OR PRINT)

Capacity (full title) ________________________________________________________

Address ______________________________________________________________________

______________________________________________________________________________
                                                                  (zip code)
Area Code and
Telephone No. ________________________________________________________________

Taxpayer Identification or
Social Security No. __________________________________________________________


                            Guarantee of Signature(s)
                           (See Instructions 1 and 4)


Name of Firm _________________________________________________________________

Address of Firm ______________________________________________________________

Authorized Signature _________________________________________________________

Title ________________________________________________________________________

Title ________________________________________________________________________

Dated: ___________________, 19__.

                                  INSTRUCTIONS


                  1. Guarantee of Signatures. Signatures on this Letter of Transmittal or facsimile copies must be guaranteed by a firm which is a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company located in the Untied States (each an "Eligible Institution"), EXCEPT in cases where certificates formerly representing Shares are surrendered (a) by a registered holder who has not completed the "Special Payment Instructions" box or the "Special Delivery Instructions" box or (b) for the account of an Eligible Institution. See Instruction 4.

                  2. Delivery of Letter of Transmittal and Certificates. This Letter of Transmittal (or facsimile thereof) is to be completed by Stockholders in accordance with the Instructions set forth herein. Certificates formerly representing Shares together with a Letter of Transmittal (or facsimile thereof) which has been properly completed and duly executed and any other documents required by this Letter of Transmittal must be received by the Paying Agent.

                  The method of delivery of certificates for Shares and all other required documents is at the option and risk of the Stockholder. If certificates for Shares are sent by mail, registered mail with return receipt requested, properly insured, is recommended.

                  3. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule attached hereto.

                  4. Signatures on Letter of Transmittal: Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the certificates surrendered hereby, the signature(s) must correspond with the name(s) of such registered holder(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

                  If any of the certificates surrendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

                  If any of the certificates surrendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal or facsimile copies as there are different registrations of certificates.

                  If this Letter of Transmittal is signed by the registered holder(s) of the certificate(s) listed above and transmitted herewith, no endorsements of certificates or separate stock powers are required. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appears(s) on the certificates.

                  If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Paying Agent of the authority of such person so to act must be submitted.

                  5. Stock Transfer Taxes. Parent will pay all stock transfer taxes, if any, imposed by any state tax law with respect to the surrender of any certificates pursuant to this Letter of Transmittal. If, however, a certificate for the Common Stock of Parent is to be issued for certificates formerly representing Shares surrendered herewith in the name of any person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the amount to be paid for such certificates unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted to the Paying Agent.

                  6. Special Payment and Delivery Instructions. If a certificate of Common Stock of Parent is to be issued for certificates formerly representing Shares surrendered herewith in the name of a person other than the registered holder(s) or if such certificate of Common Stock of Parent to be issued for certificates formerly representing Shares surrendered herewith are to be sent to someone other than the registered holder(s) or to the registered holder(s) at an address other than that of the registered holder(s) as shown above, the appropriate boxes on this Letter of Transmittal should be completed.

                  7. Requests for Assistance or Additional Copies. Requests for assistance may be made or additional copies of this Letter of Transmittal may be obtained from the Paying Agent at the address or telephone numbers set forth herein.

                  8. Lost Certificates. In the event that the Stockholder is unable to deliver to the Paying Agent certificate(s) formerly representing his or her Shares due to the mutilation, loss, theft or destruction of such certificate(s), the Stockholder should notify the Paying Agent of this fact promptly. The Paying Agent will instruct the Stockholder as to the steps to be taken.

                  9. Substitute Form W-9. Under the federal income tax laws, the Paying Agent will be required to withhold 20% of the amount of any payments made to certain Stockholders pursuant to the Merger. In order to avoid such backup withholding, a Stockholder surrendering certificates formerly representing Shares pursuant to the Merger must provide the Paying Agent with such Stockholder's correct taxpayer identification number ("TIN") by completing the Substitute Form W-9 set forth below and indicate that he is not subject to backup withholding by checking the box in Part 3. In general, if such Stockholder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Paying Agent is not provided with the correct taxpayer identification number, the Stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. The box in Part 2 of Substitute Form W-9 may be checked if the Stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 2 is checked and the Paying Agent is not provided with a TIN within 60 days, the consideration payable pursuant to the Merger will be subject to 20% backup withholding.

                  Certain Stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Paying Agent that a foreign individual qualifies as an exempt recipient, such Stockholder must submit a statement (Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Paying Agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

                  Failure to complete the Substitute Form W-9 will not, by itself, cause certificates formerly representing Shares to be deemed invalidly surrendered, but may require the Paying Agent to withhold 20% of the amount of any payments made to the Stockholder. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a tax refund may be obtained.

- -------------------------------------------------------------------------------

SUBSTITUTE FORM
W-9

Department of the Treasury               Part 1 - Please provide your             Social Security Number
Internal Revenue Service                 TIN for ALL Accounts and
                                         certify by signing and dating            __________________________
                                         below.
                                                                                            -OR-
Payer's Request for Taxpayer             Note:  If the account is in
Identification Number ("TIN")            more than one name, see the              Employer Identification Number
                                         chart on page 2 of the
Payer's Name:                            enclosed guidelines on which             ___________________________
INTERDIGITAL COMMUNICATIONS              number to give the Payer.
CORPORATION


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/__/     PART 2 - Awaiting TIN (Please See Below).

- -------------------------------------------------------------------------------

/__/ PART 3 - Check the box if you are not subject to backup withholding either because you have not been notified by the Internal Revenue Service ("IRS") that you are subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified you that you are no longer subject to backup withholding.

- -------------------------------------------------------------------------------

         CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE

         Signature _________________________________ Date _______________, 19__

- -------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 20% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

         YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
         PART 2 OF THE SUBSTITUTE FORM W-9.

- -------------------------------------------------------------------------------

            CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify, under penalties of perjury, that a taxpayer identification number ("TIN") has not been issued to me, and that I mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a TIN to the payer named above, 20 percent of all reportable payments due to me pursuant to the merger will be withheld until I provide a TIN to the Payer and that, if I do not provide any TIN to the Payer within 60 days, such withheld amounts will be remitted to the IRS as backup withholding.


         Signature ________________________________  Date _______________, 19__

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                                       -8-